UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 27, 2010

Hawk Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 1500, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216 861-3553

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the investigation by the Staff of the Division of Enforcement of the Securities and Exchange Commission (the "SEC") and the SEC’s notification that it will not recommend enforcement action against Hawk Corporation ("Hawk") or Joseph J. Levanduski, Hawk’s Senior Vice President and Director of Corporate Development, Mr. Levanduski has been restored to his role as Chief Financial Officer with the title of Senior Vice President - Chief Financial Officer and Director of Corporate Development effective July 27, 2010. Reference is made to Mr. Levanduski’s biography in Hawk’s proxy statement filed with the SEC on April 16, 2010. John T. Bronstrup, who had served as interim Chief Accounting Officer of Hawk since August 2009, has resumed his previous position as Corporate Controller.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated July 28, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawk Corporation

July 27, 2010	By:	Thomas A. Gilbride

Name: Thomas A. Gilbride
Title: Vice President - Finance

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Exhibit Index

Exhibit No.	Description

99.1	Hawk Corporation Press Release dated July 28, 2010